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                                                                  EXHIBIT 10.4.1

                             FIRST AMENDMENT TO THE

                          MASTER TAX SHARING AGREEMENT

      This FIRST AMENDMENT TO THE MASTER TAX SHARING AGREEMENT is entered into as of June 10, 2004 ("Amendment"), by and among Westcorp (FEIN No. 53-0308535) and each of the subsidiaries subscribed thereto.

                                    RECITALS

      WHEREAS, the parties have entered into a Master Tax Sharing Agreement, effective as of the first day of the consolidated return year beginning January 1, 2004 ("Agreement");

      WHEREAS, WFS Financial Auto Loans, Inc., a Member of the Agreement, merged into its parent company, WFS Financial Inc on March 19, 2004;

      WHEREAS, the parties desire to amend the Agreement to remove WFS Financial Auto Loans, Inc. as a Member; and

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and in this Addendum and for other good and sufficient consideration, the Agreement is amended as follows:

      1. WFS Financial Auto Loans, Inc. (33-0149603) is removed as a Member to the Agreement effective March 19, 2004.

      Except as amended specifically herein, all terms and conditions of the Agreement, shall remain in full force and effect.

      All capitalized terms not herein defined shall have the same meaning as set forth in the Agreement.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date set forth below to be retroactive to and effective as of March 19, 2004.

WESTCORP

By:  /s/ Thomas A. Wolfe                        Date: June 25, 2004
   -------------------------------
     Thomas A. Wolfe, President

WFS FINANCIAL INC

By:  /s/ Shelley Chase                          Date: June 25, 2004
   -------------------------------
     Shelley Chase, Senior Vice President
     & Director of Tax